Exhibit 10.21

Tenant: Accolade, Inc. Premises: 660 West Germantown Pike, Suites 300, 400 and 500

EIGHTH AMENDMENT TO LEASE

THIS EIGHTH AMENDMENT TO LEASE (“Amendment”) is made and entered into as of Dec, 1, 2017 (“Effective Date”) by and between BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Landlord”), and ACCOLADE, INC., a Delaware limited liability company (“Tenant”).

A. Landlord and Tenant, as successor-in-interest by name change to Accretive Care, LLC, are parties to certain Lease dated February 22, 2007 (“Original Lease”), as amended by First Amendment to Lease dated July 24, 2008, as amended by Second Amendment to Lease dated March 3, 2009, as amended by Third Amendment to Lease dated August 5, 2010, as amended by Fourth Amendment to Lease dated August 10,2011, as amended by Fifth Amendment to Lease (“Fifth Amendment”) dated January 31, 2012, as amended by Sixth Amendment to Lease (“Sixth Amendment”) dated March 7, 2012, and as amended by Seventh Amendment to Lease (“Seventh Amendment”) dated October 23, 2012 (the Original Lease as so amended is referred to herein as the “Current Lease”), for the premises deemed to contain 119,656 rentable square feet of space presently known as Suite 200 (consisting of approximately 29,778 rentable square feet); Suite 300 (consisting of approximately 30,836 rentable square feet; Suite 400 (consisting of approximately 31,446 rentable square feet), and Suite 500 (consisting of approximately 27,596 rentable square feet) in the Building located at 660 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462. The Current Lease as amended by this Amendment is referred to herein as the “Lease”.

B. Tenant desires to partially assign the Current Lease with respect to Suite 200 only to Inovio Pharmaceuticals, Inc. (“Inovio”); Inovio will assume all of Tenant’s rights and obligations with respect to Suite 200 only, and Tenant shall remain obligated for all terms under the Current Lease for Suites 300, 400 and 500 (“New Premises”).

C. Landlord and Tenant wish to amend the Current Lease to release Tenant from all of its obligations under the Current Lease with respect to Suite 200 only as described herein and to continue all rights and obligations with respect to the New Premises upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Landlord and Tenant hereby agree as follows:

1.             Incorporation of Recitals; Definitions. The recitals set forth above are hereby incorporated herein by reference as if set forth in full in the body of this Amendment. Capitalized terms used but not otherwise defined in this Amendment have the respective meanings given to them in the Current Lease.

2.             Assignment and Assumption with Respect to Suite 200. By an Assignment and Assumption Agreement (“Assignment”) dated on the Effective Date, Tenant partially assigned the Current Lease with respect to Suite 200 only to Inovio Pharmaceuticals, Inc. (“Inovio”) and Inovio assumed Tenant’s obligations with respect to Suite 200 only. By Landlord’s Consent to the Assignment (“Landlord’s Consent”) dated on the Effective Date, Landlord granted its consent to such Assignment.

3.             New Premises.

(a) Commencing on the Effective Date, (“New Premises Commencement Date”). Landlord shall continue to lease to Tenant and Tenant shall continue to lease from Landlord the New Premises, Tenant shall have no further obligations as to Suite 200, except those obligations that arose prior to the Assignment that expressly survive the Assignment with respect to Suite 200, including Section 19(a) of the Sixth Amendment.

(b) By the Confirmation of Lease Term substantially in the form of Exhibit B attached hereto (“COLT”), Landlord will notify Tenant of the New Premises Commencement Date, rentable square footage of the New Premises, the Fixed Rent for the remainder of the Term, and all other matters stated therein. The COLT will be conclusive and binding on Tenant as to all matters set forth therein unless, within 10 days following delivery of the COLT to Tenant, Tenant contests any of the matters contained therein by notifying Landlord in writing of Tenant’s objections.

(c) Effective on the New Premises Commencement Date: (i) the “Premises” means the New Premises; (ii) the New Premises is deemed to contain 89,878 rentable square feet, and (iii) Tenant’s Share” means 58.21%.

4.             Term.

(a) The Term for the New Premises ends on June 30, 2027. Except as provided in Section 8 of this Amendment, any and all options of Tenant to extend or reduce the Term or expand or reduce the size of the Premises, including without limitation rights of first refusal, offer, and negotiation, are hereby deleted in their entireties and are of no further force and effect.

5.             Condition of Premises. Tenant acknowledges and agrees that Landlord has no obligation under the Lease to make any improvements to or perform any work in the New Premises, or provide any improvement allowance, and Tenant accepts the New Premises in their current “AS IS” condition. Neither Landlord, nor anyone acting on Landlord’s behalf, has made any representation, warranty, estimation, or promise of any kind or nature whatsoever relating to the physical condition or suitability, including without limitation, the fitness for Tenant’s intended use, of the New Premises.

6.             Utilities and Janitorial. Tenant shall continue to pay all Recognized Expenses and utility costs for the New Premises as per the Current Lease. Section 13 of the Seventh Amendment regarding janitorial services to Suite 200 shall not apply after the New Premises Commencement Date.

7.             Termination Option. As of the New Premises Commencement Date, the Early Termination Option as provided in Section 11 of the Sixth Amendment shall be reinstated and remain in full force and effect with respect to the New Premises. All termination rights and obligations with respect to Suite 200 (including the Early Termination Option as provided in Section 11 of the Sixth Amendment, as amended by Section 9 of the Seventh Amendment (Early Termination)) have been assigned to and assumed by Inovio under the Assignment.

8.             Renewal. As of the New Premises Commencement Date, the renewal rights set forth in Section 12 of the Sixth Amendment, shall be reinstated and remain in full force and effect with respect to the New Premises, and shall not apply to or include Suite 200.

9.             Right of Expansion. The Right of Expansion as provided in Section 13 of the Sixth Amendment shall remain in full force and effect.

10.          Signage. Section 14 of the Sixth Amendment shall remain in full force and effect, except that Landlord shall not provide any standard identification for Tenant with regard to Suite 200.

11.          Parking. Section 15 of the Sixth Amendment shall remain in full force and effect as to the New Premises and Tenant shall be provided with 504 unreserved, non-exclusive parking spaces, plus an additional 10 exclusive, reserved parking spaces in locations agreed by Landlord and Tenant; provided, however, Landlord shall have no obligation to monitor or patrol such reserved parking spaces and provided further that if the number of rentable square feet contained within the Premises is reduced, the number of unreserved, non-exclusive parking spaces shall be reduced at the rate of 5.2 parking spaces per each 1,000 rentable square feet of such reduction. Landlord shall have the option of relocating the reserved parking spaces from time to time by delivery of written notice to Tenant provided the relocated parking spaces are substantially as accessible to the New Premises as the originally granted spaces. Upon the New Premises Commencement Date, Section 12 of the Seventh Amendment shall be of no further force and effect..

12.          Generator. Tenant shall remain fully responsible to perform all work and to pay all costs associated with the installation, operation, repair, maintenance, and replacement of any emergency backup generator installed by Tenant as described in Sections 2 - 4 of the Fifth Amendment and Section 23 of the Sixth Amendment, including any removal, restoration or environmental compliance work or costs. Tenant, at its sole cost, may remove any generator service to Suite 200, subject to Landlord’s approval of any such work in accordance with the terms of the Current Lease and any access rights reserved under the Assignment.

13.          Security System. Tenant shall remain fully responsible to perform all work and to pay all costs associated with the installation, operation, repair, maintenance, and replacement of any security system installed by Tenant and Tenant, at its sole cost, may remove any security system service to Suite 200, subject to Landlord’s approval of any such work in accordance with the terms of the Current Lease and any access rights reserved under the Assignment.

14.          Security Deposit. The Security Deposit (in the amount of $136,784.94) will continue to secure the obligations of Tenant for the New Premises and will be returned to Tenant if and when required by the terms of the Lease.

15.          Brokers. Landlord and Tenant each represents and warrants to the other that such representing party has had no dealings, negotiations, or consultations with respect to the Premises or this transaction with any broker or finder other than a Landlord affiliate. Each party must indemnify, defend, and hold harmless the other from and against any and all liability, cost, and expense (including reasonable attorneys’ fees and court costs), arising out of or from or related to its misrepresentation or breach of warranty under this Section. This Section will survive the expiration or earlier termination of the Term.

16.          Effect of Amendment; Ratification. Landlord and Tenant hereby acknowledge and agree that, except as provided in this Amendment, the Current Lease has not been modified, amended, canceled, terminated, released, superseded, or otherwise rendered of no force or effect. The Current Lease is hereby ratified and confirmed by the parties hereto, and every provision, covenant, condition, obligation, right, term, and power contained in and under the Current Lease continues in full force and effect, affected by this Amendment only to the extent of the amendments and modifications set forth herein. In the event of any conflict between the terms and conditions of this Amendment and those of the Current Lease, the terms and conditions of this Amendment control. To the extent permitted by applicable law, Landlord and Tenant hereby waive trial by jury in any action, proceeding, or counterclaim brought by either against the other on any matter arising out of or in any way connected with the Lease, the relationship of Landlord and Tenant, or Tenant’s use or occupancy of the Building, any claim or injury or damage, or any emergency or other statutory remedy with respect thereto. Tenant specifically acknowledges and agrees that Section 18 of the Original Lease concerning Confession of Judgment is hereby deleted and replaced by the following:

In addition to, and not in lieu of any of the foregoing rights granted to Landlord:

(1)           TENANT HEREBY EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR TENANT IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT FOR ANY RENT, OR ANY CHARGES HEREBY RESERVED OR DESIGNATED AS RENT OR ANY OTHER SUM PAYABLE BY TENANT TO LANDLORD UNDER OR BY REASON OF THIS LEASE (INCLUDING, WITHOUT LIMITATION, ANY SUM PAYABLE UNDER SUBPARAGRAPHS (a) THROUGH (h) OF THIS SECTION, AND TO SIGN FOR TENANT AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION OR ACTIONS FOR THE RECOVERY OF SAID RENT, CHARGES AND OTHER SUMS, AND IN SAID SUIT OR IN SAID) ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST TENANT FOR ALL OR ANY PART OF THE RENT SPECIFIED IN THIS LEASE AND THEN UNPAID INCLUDING, AT LANDLORD’S OPTION, THE RENT FOR THE ENTIRE UNEXPIRED BALANCE OF THE TERM OF THIS LEASE, AND ALL OR ANY PART OF ANY OTHER OF SAID CHARGES OR SUMS, AND FOR INTEREST AND COSTS TOGETHER WITH REASONABLE ATTORNEY’S FEES OF 5%. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS ANY OF SAID RENT OR SUCH OTHER SUMS, CHARGES, PAYMENTS, COSTS AND EXPENSES SHALL FALL DUE OR BE IN ARREARS, AND SUCH POWERS MAY BE EXERCISED AS WELL AFTER THE EXPIRATION OF THE TERM OR DURING ANY EXTENSION OR RENEWAL OF THIS LEASE.

(2)           WHEN THIS LEASE OR TENANT’S RIGHT OF POSSESSION SHALL BE TERMINATED BY COVENANT OR CONDITION BROKEN, OR FOR ANY OTHER REASON, EITHER DURING THE TERM OF THIS LEASE OR ANY RENEWAL OR EXTENSION THEREOF, AND ALSO WHEN AND AS SOON AS THE TERM HEREBY CREATED OR ANY EXTENSION THEREOF SHALL

HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY AS ATTORNEY FOR TENANT TO FILE AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION TO CONFESS JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT, WHEREUPON, IF LANDLORD SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OF PROCEEDINGS, WHATSOEVER, AND PROVIDED THAT IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE ACTION OR ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE SAID PREMISES.

In any action to confess judgment in ejectment or for rent in arrears, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

TENANT WAIVER. TENANT SPECIFICALLY ACKNOWLEDGES THAT TENANT HAS VOLUNTARILY, KNOWINGLY, AND INTELLIGENTLY WAIVED CERTAIN DUE PROCESS RIGHTS TO A PREJUDGMENT HEARING BY AGREEING TO THE TERMS OF THE FOREGOING PARAGRAPHS REGARDING CONFESSION OF JUDGMENT. TENANT FURTHER SPECIFICALLY AGREES THAT IN THE EVENT OF DEFAULT, LANDLORD MAY PURSUE MULTIPLE REMEDIES INCLUDING OBTAINING POSSESSION PURSUANT TO A JUDGMENT BY CONFESSION AND ALSO OBTAINING A MONEY JUDGMENT FOR PAST DUE AND ACCELERATED AMOUNTS AND EXECUTING UPON SUCH JUDGMENT. IN SUCH EVENT AND SUBJECT TO THE TERMS SET FORTH HEREIN, LANDLORD SHALL PROVIDE FULL CREDIT TO TENANT FOR ANY MONTHLY CONSIDERATION WHICH LANDLORD RECEIVES FOR THE LEASED PREMISES IN MITIGATION OF ANY OBLIGATION OF TENANT TO LANDLORD FOR THAT MONEY. FURTHERMORE, TENANT SPECIFICALLY WAIVES ANY CLAIM AGAINST LANDLORD AND LANDLORD’S COUNSEL FOR VIOLATION OF TENANT’S CONSTITUTIONAL RIGHTS IN THE EVENT THAT JUDGMENT IS CONFESSED PURSUANT TO THIS LEASE.

TENANT: ACCOLADE, INC.

By:	/s/ Stephen H. Barnes
Name:	Stephen H. Barnes
Title:	CFO
Date:

17.          Representations. Each of Landlord and Tenant represents and warrants to the other that the individual executing this Amendment on such party’s behalf is authorized to do so. Tenant hereby represents and warrants to Landlord that there are no defaults by Landlord or Tenant under the Current Lease, nor any event that with the giving of notice or the passage of time, or both, will constitute a default under the Current Lease. Tenant acknowledges that Brandywine Realty Trust and Brandywine Operating Partnership, L.P. (collectively, “Owner REITs”) are taxable as real estate investment trusts within the meaning of Sections 856 through 860 of the United States of America Internal Revenue Code of 1986, as amended (“IRS Code”). Tenant represents and warrants to Landlord that neither it nor any Affiliate is a related party to any of the Owner REITs within the meaning of Section 856(d)(2)(B) of the IRS Code.

18.          Press Releases; Confidentiality. Landlord shall have the right, to the extent required to be disclosed by Landlord or Landlord’s affiliates in connection with filings required by applicable Laws, including without limitation the Securities and Exchange Commission (“SEC”), without notice to Tenant to include in such securities filings general information relating to the Lease, including, without limitation, Tenant’s name, the

Building, and the square footage of the Premises. Except as set forth in the preceding sentence, neither Tenant nor Landlord shall issue, or permit any broker, representative, or agent representing either party in connection with the Lease to issue, any press release or other public disclosure regarding the specific terms of the Lease (or any amendments or modifications hereof), without the prior written approval of the other party. The parties acknowledge that the transaction described in the Lease and the terms thereof (but not the existence thereof) are of a confidential nature and shall not be disclosed except to such party’s employees, attorneys, accountants, consultants, advisors, affiliates, and actual and prospective purchasers, lenders, investors, subtenants and assignees (collectively, “Permitted Parties”), and except as, in the good faith judgment of Landlord or Tenant, may be required to enable Landlord or Tenant to comply with its obligations under Law or under laws and regulations of the SEC. Neither party may make any public disclosure of the specific terms of the Lease, except as required by Law, including without limitation SEC laws and regulations, or as otherwise provided in this paragraph. In connection with the negotiation of the Lease and the preparation for the consummation of the transactions contemplated thereby, each party acknowledges that it will have had access to confidential information relating to the other party. Each party shall treat such information and shall cause its Permitted Parties to treat such confidential information as confidential, and shall preserve the confidentiality thereof, and not duplicate or use such information, except by Permitted Parties.

19.          Counterparts; Electronic Transmittal. This Amendment may be executed in any number of counterparts, each of which when taken together will be deemed to be one and the same instrument. The parties acknowledge and agree that notwithstanding any law or presumption to the contrary, the exchange of copies of this Amendment and signature pages by electronic transmission will constitute effective execution and delivery of this Amendment for all purposes, and signatures of the parties hereto transmitted and/or produced electronically will be deemed to be their original signature for all purposes.

20.          OFAC. Each party hereto represents and warrants to the other that such party is not a party with whom the other is prohibited from doing business pursuant to the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury, including those parties named on OFAC’s Specially Designated Nationals and Blocked Persons List. Each party hereto is currently in compliance with, and must at all times during the Term remain in compliance with, the regulations of OFAC and any other governmental requirement relating thereto. Each party hereto must defend, indemnify, and hold harmless the other from and against any and all claims, damages, losses, risks, liabilities and expenses (including reasonable attorneys’ fees and costs) incurred by the other to the extent arising from or related to any breach of the foregoing certifications. The foregoing indemnity obligations will survive the expiration or earlier termination of the Lease.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the date first-above written.

LANDLORD:
BRANDYWINE OPERATING PARTNERSHIP, L.P.

By: Brandywine Realty Trust, its general partner

	By:	/s/ George Johnstone
	Name:	George Johnstone
	Title:	EVP Operations
Date:

TENANT:
ACCOLADE, INC.

By:	/s/ Stephen H. Barnes
Name:	Stephen H. Barnes
Title:	CFO
Date:

EXHIBIT A

LOCATION PLAN OF NEW PREMISES (NOT TO SCALE)

A-1

EXHIBIT B

CONFIRMATION OF LEASE TERM

THIS CONFIRMATION OF LEASE TERM (“COLT”) is made as of                                       between                                         (“Landlord”) and                                                   (“Tenant”).

1.     Landlord and Tenant are parties to that certain lease dated                   (“Lease Document”), with respect to the premises described in the Lease Document, known as Suite          consisting of approximately          rentable square feet (“Premises”), located at                                        .

2.     All capitalized terms, if not defined in this COLT, have the meaning give such terms in the Lease Document.

3.     Tenant has accepted possession of the Premises in their “AS IS” “WHERE IS” condition and all improvements required to be made by Landlord per the Lease Document have been completed.

4.     The Lease Document provides for the commencement and expiration of the Term of the lease of the Premises, which Term commences and expires as follows:

a.    Commencement of the Term of the Premises:

b.    Expiration of the Term of the Premises:

5.     The required amount of the Security Deposit and/or Letter of Credit per the Lease Document is $                      . Tenant has delivered the Security Deposit and/or Letter of Credit per the Lease Document in the amount of $                 .

6.     The Building Number is                 and the Lease Number is   . This information must accompany every payment of Rent made by Tenant to Landlord per the Lease Document.

TENANT:	LANDLORD:

By:	By:
Name:	Name:
Title:	Title: